          THE [*] INDICATES THAT PORTIONS OF TEXT HAVE BEEN DELETED AND ARE BEING FILED UNDER SEPARATE COVER WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                               DATED 4th February 1998


                                 BRITISH AIRWAYS PLC

                                       - and -

                           HAWKER PACIFIC AEROSPACE LIMITED

                                       - and -

                              HAWKER PACIFIC, AEROSPACE


                                      UNDERLEASE

                                     relating to
                             Part of Technical Block "A"
                               Heathrow Airport, London


                                 LINKLATERS & PAINES
                                   One Silk Street
                                   London EC2Y  8HQ

                               TEL: (+44) 171 456 2000

                                      Ref:  RJTW

                                      UNDERLEASE
DATE:                                                      4th February 1998

PARTIES:       BA means:           BRITISH AIRWAYS PLC of Speedbird
                                   House Heathrow Airport London PO Box 10
                                   Middlesex TW6 2JA.

               HP means:           HAWKER PACIFIC AEROSPACE
                                   LIMITED of Number One London Road
                                   Southampton SO15 2AE

               GUARANTOR means:    HAWKER PACIFIC, AEROSPACE whose
                                   registered office is at 11240 Sherman Way Sun
                                   Valley CA91352 USA

  1       DEFINITIONS AND INTERPRETATION

          In this Lease:

1.1       Unless the context otherwise requires, references to:-

          "AIRPORT" means the land from time to time during the Term comprising Heathrow Airport London;

          "AIRPORT OPERATOR" means Heathrow Airport Limited or the body or person which from time to time manages the Airport as defined in
          Section 82(1) of the Airports Act 1986;

          "AREA A" means the part of the Property coloured pink and hatched black on Plan 1;

          "AREA B" means the part of the Property coloured pink and hatched green on Plan 1;

          "AREA C" means the part of the Property coloured pink on Plan 1 and Plan 2;

          "BUILDING" means the building of which the Property comprises part and each and every part thereof;

          "COMMON PARTS" means the accessways roads entranceways halls landings stairways lifts escapeways toilet facilities and any other areas within the Building or the Site made available from time to time for common use by the tenants and occupiers of the Building and those authorised by them;

          "CORE AREAS" means Area A, Area B and Area C and a reference to a Core Area shall be construed accordingly;

          "GIA ORIGINAL AREA" means the Gross Internal Area of the Property as at the commencement of the Term;

          "GIA RESIDUE PROPERTY" means the Gross Internal Area of the Residue Property;

          "GROSS INTERNAL AREA" means the Gross Internal Area agreed between BA and HP or failing agreement determined on the application of either party by an independent expert appointed by the President for the time being of the Royal Institution of Chartered Surveyors who shall act as expert and not as arbitrator.

          "PLATING SHOP" means the area shown coloured pink and cross hatched black on Plan 1 and Plan 2.

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                                          1

          "PROPERTY" means the part of the Building shown coloured pink, pink hatched black, pink hatched green and pink cross hatched black on Plan 1 and Plan 2 and each and every part thereof (and all additions and alterations thereto) as described in Schedule 1 except tenant's fixtures and fittings (including so far as applicable all windows and doors, the plaster and other internal finishes only on the walls, the floor boards, and other finishes on the floors and any false ceiling or other finishes to the ceilings but excluding Service Media any items of plant or equipment owned by BA and all structural and exterior parts of the Building);

          "SERVICE MEDIA" means the sewers drains gutters pipes ducts wires cables and other conducting media in the Building;

          "SITE" means the land and buildings shown edged red on Plan 3;

          "BA" and "HP" includes their respective successors in title;

          "INSURED RISK" means any risk against which BA (under the Head Lease) is responsible for insuring the Property;

          "HEAD LEASE" means the lease dated 31 December 1986 between Heathrow Airport Limited (1) and BA(2) under which BA holds the Property and the superior lease dated 1 April 1995 between Heathrow Airport Limited
          (1) and BA and British Airways Associated Companies Limited (2);

          "SUPERIOR LANDLORD" means BA's immediate reversioner from time to time and the landlord under the lease dated 1 April 1995 referred to above;

          "RELEVANT CORE VACATION DATE" means 15 March 1998 in respect of Area A, 31 January 1999 in respect of Area B and 28 February 1999 in respect of Area C;

          "LEASE" means this underlease and all documents supplemental thereto;

          "RENT" means:-

          (a) [*] per month from and including the Rent Commencement Date until 31 December 1998; and

          (b) [*] per month from and including 1 January 1999 until 30 June 1999; and

          (c) [*] per day from and including 1 July 1999 until the expiry of the Term;

          in each case payable monthly in advance the first such payment being made on the Rent Commencement Date and thereafter on each monthly anniversary of such date subject to Clause 7.3 and Clause 7.4;

          "RENT COMMENCEMENT DATE" means  1 June 1998;

          "REVISED RENT" means the following daily rent:

          [*] Residue Property

          GIA Original Area

          "SALE OF BUSINESS AGREEMENT" means the agreement dated 20 December 1997 made between BA (1) HP (2) and the Guarantor (3)

          "SERVICES AGREEMENT" means the landing gear services agreement dated 4th February 1998 made between BA (1) HP (2) relating to the provision of services to BA;

1.2 Obligations undertaken by more than a single person are joint and several obligations;

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                                          2

1.3 Any covenant by HP not to do an act or thing shall be construed as if it were a covenant not to do or permit or suffer such act or thing;

1.4 Clause headings and titles shall not affect the construction of this Lease.

1.5 Any provision in this Lease requiring the consent or approval of BA shall be construed as also requiring the consent (where necessary under the Head Lease) of the Superior Landlord.

  2       LETTING

          BA LETS to HP the Property together with the rights set out in
          Schedule 2 but except and reserving as mentioned in Schedule 3 for a TERM ("the Term") from and including the date hereof to 31 December 1999 HP paying the Rent;

  3       HP'S COVENANTS

          HP COVENANTS with BA:-

3.1       RENT

          To pay the Rent on the dates and in the manner referred to in Clause 1 hereof without any deduction or set-off;

3.2       INTEREST

          Without prejudice to BA's other remedies to pay to BA on demand as additional rent interest on any sum payable under this Lease which is not paid within 7 days following the due date at the rate of 4% above the base rate of Barclays Bank plc from the due date until payment is received (both before and after any judgment);

3.3       VAT

          Where HP is to pay to BA any sum or provide any consideration it shall on the same due date (subject to prior receipt of a valid Value Added Tax invoice) also pay Value Added Tax in respect of such sum or consideration and where HP is to indemnify or reimburse or pay costs incurred by BA it shall also pay Value Added Tax on such costs to the extent that BA does not recover it;

3.4       REPAIR

          (Without prejudice to the other obligations of HP herein contained or obligations contained in the Services Agreement) To make good any damage to the Property, save for any damage which arises as a result of fair wear and tear or from the carrying on of the Permitted Use in a similar manner to that which has been carried on prior to the date hereof, caused by HP its servants or agents licensees or invitees excluding damage by any Insured Risk except to the extent that the insurance money is made irrecoverable through any knowing act or default of HP or its servants agents licensees or invitees;

3.5       DECORATION

          To decorate in a good and workmanlike manner any part of the Property damaged by HP or its servants agents invitees or licensees;

3.6       CLEANING

          In so far as appropriate having regard to the nature of the Property and the Permitted Use to keep the Property clean and tidy and clear of rubbish and whenever BA reasonably considers necessary in so far as appropriate having regard to the nature of the property and the Permitted Use to clean all internal surfaces and finishes of the Property;

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                                          3

3.7       NOTICES TO REPAIR

          To repair and make good all defects and disrepair for which HP is liable under this Lease within two months (or sooner if necessary) of written notice from BA and if HP defaults in so doing BA may enter the Property to carry out such work and all cost so incurred by BA shall be a debt repayable by HP to BA on demand;

3.8       TO PERMIT ENTRY

          To permit the Landlord and all persons authorised by it at all times to enter the Property to use or operate any items of plant or equipment owned by BA in the Property, to inspect its condition to take a schedule of BA's fixtures or of any dilapidations to exercise any of the rights excepted and reserved out of this Lease or to carry out any works or to remedy any breach of HP's obligations under this Lease or to do anything necessary to prevent a forfeiture of the Head Lease and the Landlord shall when exercising such right of entry cause as little inconvenience as reasonably possible and shall make good without delay to the reasonable satisfaction of HP all damage occasioned to the Property by the exercise of such right of entry;

3.9       NOT TO PREJUDICE INSURANCE

          Not to bring into or keep in the Property any thing which is or may become dangerous nor to carry on any hazardous trade nor knowingly do anything which might cause the insurance of the Property to be vitiated or the premiums to be increased save that the use and storage upon the Property of anything which has to date been used or stored therein (or which has to date been used for the carrying on of any trade therein) or the use of the Property by HP for the Permitted Use shall not in any event be deemed to be a breach of this sub-clause;

3.10      OVERLOADING

          Not to overload any part of the Property or its services;

3.11      UNDESIRABLE USES

          Not to use the Property for any noisy offensive dangerous illegal or immoral purpose nor to do on the Property any thing which in the reasonable opinion of the Landlord may be a nuisance or cause damage disturbance or inconvenience to or any owners or occupiers of any neighbouring premises save that the use of the Property by HP for the Permitted Use shall not in any event be deemed to be a breach of this sub-clause;

3.12      PERMITTED USE

          Not to use the Property otherwise than for the use current at the date hereof and in connection with the performance and provision of Services to BA (as that expression is defined in the Services Agreement (the "Permitted Use");

3.13      STATUTORY REQUIREMENTS

          Subject always to clause 6.5 hereof to comply with all statutes and subordinate legislation from time to time in force and the requirements of any competent authority relating to the Property and its use and to execute at its own expense any work required to be carried out (whether by owner or occupier) on the Property under such statutes or by such authority;

3.14      IRRECOVERABLE INSURANCE MONIES

          To pay to BA on demand the amount of any insurance monies in respect of the Property which cannot be recovered by reason of any act or default of HP or any person deriving title under HP or its or their servants agents licensees or invitees and which act or default arises otherwise than in the carrying on of the use of the Property for the Permitted Use;

3.15      PLANNING

          Not to apply for planning permission in respect of the Property;

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                                          4

3.16      ALTERATIONS

          Not to make any other alterations or additions to the Property without the Landlord's prior written consent which shall not be unreasonably withheld or delayed;

3.17      SIGNS

          Not to exhibit on the Property any sign notice mast aerial or satellite dish visible from the outside of the Property without the prior consent of the Landlord (not to be unreasonably withheld) but no consent shall be required for unobjectionable and inoffensive trade signs within the Property;

3.18      ALIENATION

          Not to mortgage charge or grant any security interest over the Property nor to assign nor underlet the whole or any part of the Property nor to share or part with the possession or occupation of the whole or any part of the Property;

3.19      COSTS

          To pay to BA on demand as additional rent and as a debt all costs it incurs in connection with or in contemplation of:-

          3.19.1 the preparation and service of a notice or any proceedings under Section 146 or 147 of the Law of Property Act 1925 or under the Leasehold Property (Repairs) Act 1938 (even if forfeiture is avoided);

          3.19.2 the preparation and service of a schedule of dilapidations at any time during or within 2 months after the termination of the Term;

          3.19.3 any applications for consent or approval whether or not consent is properly refused or offered subject to a proper condition or the application is withdrawn;

          3.19.4 the remedying of any breach of HP's obligations under this Lease;

3.20      APPLICATIONS FOR CONSENT

          On applying for any consent or approval HP shall disclose to the Landlord such information as the Landlord may reasonably require;

3.21      TO INFORM LANDLORD OF DAMAGE DEFECTS AND NOTICES

          Forthwith upon becoming aware of the same to give full details to BA of any damage to or any defect in the Property which may give rise to a duty on the Landlord and of any notice or thing which may adversely affect BA's interest in the Property;

3.22      TO INDEMNIFY LANDLORD

          Subject always to the provisions of clause 6.5, to indemnify BA against all actions proceedings costs claims and demands in respect of any breach by HP of its obligations under this Lease;

3.23      YIELDING UP

          Immediately before the end of the Term to remove all HP's fixtures and fittings (including the Fixed Assets as defined in the Sale of Business Agreement) and (unless the Landlord otherwise requires) all alterations or additions made to the Property during the Term and in each case to carry out any work of making good arising from the removal of the said fixtures fittings alterations or additions at the Property to BA's reasonable satisfaction and at the end of the Term (howsoever determined) to yield up to BA the Property in accordance with HP's obligations under this Lease;

3.24      TO OBSERVE COVENANTS

          3.24.1 Not to do anything which would cause BA to be in breach of its obligations under the Head Lease (save that the use and storage upon the Property of anything which has to

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                                          5
                    date been used or stored therein (or which has to date been used for the carrying on of any trade therein) or the use of the Property by HP for the Permitted Use shall not in any event be deemed to be a breach of this sub clause);

          3.24.2 To comply with all reasonable regulations made by BA regarding the Property and/or the Site and notified to HP including without limitation security and safety regulations and the recommendations and requirements of the insurers relating to the use or occupation of the Property;

3.25      VACATION OF THE PROPERTY

          To the extent that HP has not vacated the relevant Core Area by the Relevant Core Vacation Date in accordance with HP's covenants and obligations contained in this Lease it shall forthwith on each Relevant Core Vacation Date vacate and yield up such relevant Core Area in accordance with the said covenants and obligations.

  4       LANDLORD'S COVENANTS

          BA covenants with HP:-

4.1       QUIET ENJOYMENT

          To permit HP peaceably to hold and enjoy the Property without any lawful interruption by BA or any person lawfully claiming through under or in trust for it;

4.2       INSURANCE

          Unless such insurance shall be vitiated by any act or omission of HP or any person deriving title under HP or any of its or their servants agents licensees or invitees to procure compliance with the insurance and reinstatement provisions in the Head Lease;

4.3       HEAD LEASE

          4.3.1 To pay the rents reserved by and to perform and observe all other covenants and conditions contained in the Head Lease and to enforce compliance by the Superior Landlord with its obligations under the Head Lease.

          4.3.2 To maintain the Property in no worse a state or condition than exists at the date hereof save where such maintenance or other works may be required as a result of the Tenant's or its servants' or agents' default.

          4.3.3 Where the superior lease dated 1 April 1995 referred to above imposes an obligation on BA to repair and maintain Service Media and structural and exterior parts of the Building BA shall repair and maintain the Service Media and structural and exterior parts of the Building in accordance with its repairing obligation in such superior lease excluding damage by any Insured Risk and damage or disrepair due to the default of HP or any person deriving title under HP or its or their respective servants agents licensees or invitees.

4.4       MAINTENANCE OF LIGHTING SYSTEM

          To keep the Property lighted (including the repair and maintenance of the lighting system) in the same manner as has been provided up to the date hereof.

4.5       PAYMENT OF RATES AND OTHER OUTGOINGS

          To pay general rates and sewerage rates and all other rates and outgoings of any kind payable in respect of the Property (whether alone or in conjunction with other property) during the Term including, without prejudice to the generality of the foregoing, the cost of supply of electricity, water, gas, telephone and all other utilities to the Property, including meter rents.

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                                          6

  5       FORFEITURE

          IF:-

5.1 the rents or any other sum due under this Lease shall be in arrear for twenty-one days (whether formally demanded or not); or

5.2 HP commits a material breach of its obligations under this Lease which is not remedied within 30 days of written notice from BA; or

5.3 distress or other execution shall be levied on the Property or its contents; or

5.4 a Bankruptcy Order or an Administration Order is made in respect of HP; or

5.5 a resolution is passed or an Order is made to wind up HP (except for the purposes of a solvent amalgamation or reconstruction); or

5.6 a receiver or administrative receiver is appointed over the whole or any part of the property assets or undertaking of HP; or

5.7 HP is struck off the Register of Companies or is dissolved or otherwise ceases to exist under the laws of the country or state of its incorporation;

          then the Landlord may determine this Lease by re-entering the Property but without prejudice to its other remedies for any antecedent breach of any of obligation.

  6       OTHER MATTERS

6.1       NO IMPLIED EASEMENTS

          Nothing in this Lease shall confer upon HP any easement right or privilege whatsoever over or against any land adjoining or neighbouring the Property which may now or subsequently belong to BA nor impose any restriction on the use of any land not comprised in this Lease save as expressly hereby granted or imposed.

6.2       NO COMPENSATION

          The right of HP to compensation on quitting the Property is excluded to the extent permitted by law.

6.3       CESSER OF RENT

          If the Property shall be damaged or destroyed by any of the Insured Risks so as to be unfit for occupation and use then (save to the extent that the insurance money shall be irrecoverable by reason solely or in part of any act or default of HP or any of its servants agents licensees or invitees) all the rents hereby reserved or a fair proportion according to the nature and extent of the damage shall be suspended until the Property shall again be fit for occupation and use.

6.4       EXCLUSION OF STATUTORY SECURITY

          Pursuant to an Order of the Mayor's & City of London Court made on 28th January 1998 it is agreed that Sections 24 to 28 of the Landlord and Tenant Act 1954 (as amended) shall not apply to this tenancy.

6.5       CONFLICT WITH SERVICES AGREEMENT

          If there is any conflict between the provisions of this Lease and Clause 6 of the Services Agreement the provisions in the Services Agreement shall prevail.

6.6       SECURITY OF PROPERTY

          Subject to obtaining BA's prior written approval in accordance with Clause 3.16 hereof, if so required by HP, HP may take such steps as it reasonably considers necessary (including the

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                                          7
          installation of doors and the like) in order to properly secure the Property provided that if any such alterations shall (in the absolute opinion of BA) adversely affect BA's or any other occupiers' continued use and enjoyment of the Building or the rights reserved in Schedule 3 of this Lease the withholding of consent to such alterations shall be deemed not to be unreasonable.

  7       BREAK CLAUSE

7.1       If either BA or HP serve notice on the other pursuant to Clause 21.1,
          21.2 or 21.3 of the Services Agreement terminating the Services Agreement to such an extent that the Property or part of the Property is no longer required for the Permitted Use this Lease shall cease and determine but without prejudice to any claim by either party against the other in respect of any antecedent breach of any covenant or condition herein contained provided that if BA serves notice requiring HP to comply with the obligations contained in Clause 22.4.1 of the Services Agreement this Lease shall not cease and determine pursuant to this clause until BA serves notice pursuant to Clause 22.4.1(i) or 22.4.1(ii) of the Services Agreement or until the expiration of the eighteen month period referred to in Clause 22.4.1 (iii) of the Services Agreement.

          7.2.1 Subject to 7.2.2 if HP shall desire to determine the Term at any time on or after 1 June 1998 and shall give to BA not less than 8 weeks previous notice in writing of such its desire and provided HP has given vacant possession of all the Property then at the expiry of such notice this Lease and everything herein contained shall cease and determine but without prejudice to any claim by either party against the other in respect of any antecedent breach of any covenant or condition herein contained;

          7.2.2 If HP desires to determine the Term prior to 1 July 1999 and serves notice pursuant to 7.2.1 to this effect such notice shall only be valid if on or before the expiry of such notice HP has paid to BA as additional rent an amount equal to the aggregate Rent for the period from the Rent Commencement Date to and including 30 June 1999 less any actual rent paid pursuant to the terms of this Lease;

          7.3.1 Subject to BA's prior written consent (which shall not be unreasonably withheld provided that failure to give consent to any Surrender Notice which is due to expire prior to 1 July 1999 and which relates to the entirety of the Property then remaining the subject of this demise shall not in any event be deemed not to be reasonable and provided further that such consent shall not be required if the Surrender Notice expires on or after 1 July 1999 and relates to the entirety of the Property then remaining the subject of this demise) HP may at any time during the Term give to BA not less than 8 weeks written notice (each a "Surrender Notice") (or such shorter period as BA may agree in writing) of its desire to vacate all or any part of the Property ("Surplus Property") and provided HP gives vacant possession of all the Surplus Property the subject of the Surrender Notice then at the expiry of the Surrender Notice this Lease shall be deemed to have been surrendered in part in so far as it relates to the Surplus Property and BA and HP's obligations under this Lease shall cease and determine in so far as they relate to the part surrendered but without prejudice to any claim by either party against the other in respect of any antecedent breach of any covenant or condition herein contained.

          7.3.2

                         (I) Notwithstanding the service of one or more Surrender Notices this Lease shall continue in full force and effect in relation to the Property excluding any surrendered Surplus Property ("Residue Property");

                         (II)      If a partial surrender pursuant to Clause
                                   7.3.1 takes place then from the later of (a) the date of such partial surrender or (b) 1 July 1999 the Rent


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                                          8
                                   shall forthwith be varied to the Revised Rent which shall be payable from such later date. BA and HP shall use reasonable endeavours to agree the Revised Rent;

                         (III) For the avoidance of doubt, HP may serve one or more Surrender Notices at the same or at different times during the Term.

7.4 Unless notified in writing by BA that BA does not wish this clause 7.4 and clause 3.25 hereof to apply (but without prejudice to HP's right to serve one or more surrender notices in respect of all or any part or parts of each of the Core Areas at any time whether before or after the Relevant Core Vacation Date pursuant to Clause 7.3 hereof):

          7.4.1 HP shall surrender and yield up to BA the relevant part of the Core Areas on or before the Relevant Core Vacation Date and on such date this Lease shall be deemed to have been surrendered in part in so far as it relates to the relevant part of the Core Areas;

          7.4.2 provided HP gives vacant possession of the relevant part of the Core Areas on or before the Relevant Core Vacation Date a Revised Rent shall apply to the Property that has not been surrendered on or before the Relevant Core Vacation Date (such Property being the "Residue Property" for the purposes of the calculation of the Revised Rent applicable pursuant to this Clause). BA and HP shall use reasonable endeavours to agree the Revised Rent which shall be payable from 1 July 1999; and

          7.4.3 BA and HP's obligations under this Lease shall cease and determine in so far as they relate to the part surrendered but without prejudice to any claim by either party against the other in respect of any antecedent breach of any covenant or condition herein contained.

8         GOVERNING LAW AND SUBMISSION TO JURISDICTION

          This Lease shall be governed by and construed in accordance with English law and the parties irrevocably agree that the courts of England are to have non-exclusive jurisdiction to settle any disputes which may arise out of or in connection with this Lease and such documents.

  9       NOTICES

9.1 Any notices or other communication requiring to be given or served under or in connection with this Lease shall be in writing and shall be sufficiently given or served if delivered or sent:

                    In the case of the Landlord to:

                    Speedbird House
                    PO Box 10
                    Heathrow Airport (London)
                    Hounslow
                    Middlesex TW6 2JA


                    Fax: 0181 562 3323


                    Attention: The Company Secretary and the General Manager, Aircraft Maintenance Purchasing

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                                          9

                    In the case of HP:

                    Number One
                    London Road
                    Southampton SO15 2AE

                    Fax: 01703 631835

                    Attention: The Company Secretary

                    In the case of the Guarantor to:

                    Hawker Pacific Aerospace
                    11240 Sherman Way
                    Sun Valley
                    CA 91352 USA

                    Fax: 001 818 765 2416

                    Attention: The Company Secretary

9.2 Any such notice or other communication shall be delivered by hand or sent by courier, fax or prepaid first class post. If sent by post such notice or communication shall conclusively be deemed to have been received two Business Days from the time of posting (whereby "Business Day" shall mean any day on which banks are open for business in England excluding Saturdays and Sundays and public holidays). If sent by courier or fax and the notice is received after 4.00 pm. on any day then the date of service shall be deemed to be the following working day thereafter.

9.3 The Guarantor hereby appoints Paris Smith & Randall of Number One London Road Southampton SO15 2AE or such other firm of solicitors in England as may be notified in writing to BA as its agents to accept service of all proceedings on its behalf and BA may serve any proceedings on the Guarantor either by sending them by first class post to the above named agents.

 10       PARENT COMPANY GUARANTEE

10.1 In part consideration of BA entering into this Lease at the request of the Guarantor and in consideration of the sum of L1 (receipt of which is hereby acknowledged) the Guarantor hereby unconditionally and irrevocably guarantees the full, prompt and complete performance and observance by HP of all its obligations, commitments, undertakings, warranties and indemnities under or pursuant to this Lease and any document entered into pursuant to the terms of this Lease (the "GUARANTEED OBLIGATIONS") which are stated to be binding on HP including, without limitation, the due and punctual payment of all sums now or subsequently payable by HP hereunder when the same shall become due and the Guarantor undertakes with BA to indemnify BA against all losses which BA may suffer through or arising from any breach by HP. If and whenever HP defaults for any reason whatsoever in the performance of any of the Guaranteed Obligations the Guarantor shall forthwith upon demand unconditionally perform (or procure performance of) and satisfy (or procure the satisfaction of) the Guaranteed Obligations in regard to which such default has been made in the manner prescribed by this Agreement and so that the same benefits shall be conferred on BA as it would have received if the Guaranteed Obligations had been duly performed and satisfied by HP.

10.2 The guarantee contained in Clause 10.1 is a continuing guarantee and shall remain in force until all the Guaranteed Obligations have been fully performed and all sums payable by HP have been fully paid. This guarantee is in addition to and without prejudice to and not in substitution for any

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

          rights or security which BA may now or hereafter have or hold for the performance and observance of the Guaranteed Obligations.

10.3 The obligations of the Guarantor shall not be affected by any act, omission, matter or thing which, but for this provision, might operate to release or otherwise exonerate the Guarantor from his obligations or affect such obligations, including without limitation and whether or not known to the Guarantor:

          10.3.1 any time, indulgence, neglect, delay, waiver or consent at any time given to HP or any other person;

          10.3.2 any compromise or release of or absentation from perfecting or enforcing any right or remedies against HP or any other person;

          10.3.3 any legal limitation, liability, disability, incapacity or other circumstances relating to HP or any other person or any amendment to or variation of the terms of the Guaranteed Obligations;

          10.3.4 any irregularity, unenforceability or invalidity of any obligations of HP under this Agreement, or the dissolution, amalgamation, reconstruction or insolvency of HP;

          10.3.5    the surrender of part of the Property

          and shall nevertheless be enforceable against and recoverable from the Guarantor as though the same had been incurred by the Guarantor and the Guarantor were the sole or principal obligor in respect thereof.

11 It is hereby acknowledged that the Rent payable from time to time pursuant to Clause 3.1 includes [*] per day as payment to BA towards expenses it shall incur in complying with its obligations as to maintenance contained in Clause 4.

          IN WITNESS whereof this document has been executed as a Deed the day and year first before written.

                                     SCHEDULE 1
                             DESCRIPTION OF THE PROPERTY

          Offices storage and workshops within Technical Block "A" Heathrow Airport London shown coloured pink, pink hatched black, pink hatched green and pink cross-hatched black on Plan 1 and Plan 2.

                                     SCHEDULE 2
                  EASEMENTS AND OTHER RIGHTS INCLUDED IN THIS LEASE

  1 The rights in common with the Landlord and all others authorised by the Landlord:

          (a) of way on foot and, as appropriate, with or without vehicles and equipment over and along and otherwise to use the Common Parts for all purposes reasonably connected with the use and occupation of the Property subject always to the right of the Landlord to vary such areas made available provided suitable alternative areas are made available;

          (b) of free passage and running of water soil gas and electricity and other services through the Service Media serving the Property.

  2 Insofar as BA is able to grant such a right, the right in common with BA, others authorised by BA, the Superior Landlord, the Airport Operator and all others from time to time having similar rights:

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2.1       of passage (for the purpose of access and egress only and not so as to confer any right to carry on any trade of business within any part of the Airport other than the Property or to supply any goods or services to aircraft at the Airport other than those parked within the premises demised to BA by the superior lease dated 1 April 1995) with or without vehicles and equipment, as appropriate, over through and along the roads access ways or tunnels (if any) giving direct access to the Property from the public highway provided that:

          2.1.1 HP shall comply and shall use its best endeavours to ensure that anyone within its control shall comply with such reasonable directions as may from time to time properly be given by BA, the Superior Landlord or the Airport Operator for the regulation and direction of traffic using the Airport with a view to securing and facilitating their use by all persons entitled to rights over them.

          2.1.2 BA, the Superior Landlord or the Airport Operator may on reasonable prior written notice to HP (except in the case of emergency) close the said roads or access ways as often as may be necessary and whether temporarily or permanently for the purpose of carrying out any works to the Airport or for the purpose of obtaining access to any services in the Airport, or for any other proper purpose in connection with the operation management refurbishment or redevelopment of the Airport subject to there always being available to HP reasonable alternative roads or access ways or other means of access.

  3 The right of support for the Property from the remainder of the Building.

  4 The right in common with BA and all others authorised by BA to use parking spaces in such car parks as shall be designated by BA ("designated car parks") on a first come first served basis provided that:

4.1 the number of car parking spaces used under this right does not exceed the number used by BA employees whose place of work was at the Property immediately before the grant of the Lease;

4.2       BA may alter modify or change the designated car parks at any time;
          and

4.3 all persons who exercise this right shall comply at all times with any proper regulations which may govern the use of the designated car parks from time to time.

  5 The right to park vehicles in the two parking spaces immediately outside the Property in the approximate positions marked X on Plan 1 provided that in the exercise of such right HP shall not at any time cause any obstruction or material inconvenience to BA or any other occupiers of the Building.

  6 The right to share occupation of the areas cross hatched white and pink on Plan 1 (the "Common Area") with BA and others authorised by BA subject at all times to HP complying with its covenants and obligations contained herein as if the Common Area comprised part of the Property.

                                      SCHEDULE 3
                    EXCEPTIONS AND RESERVATIONS OUT OF THIS LEASE

          To the Landlord and all others authorised by the Landlord or similarly entitled:

  1 the right to carry out or consent to the carrying out by any person of any erection of a new building or the rebuilding demolition or alteration of the Building other than the Property;

  2 the right at all times to enter and remain upon the Property with or without workmen with all necessary appliances and materials (making good all damage occasioned thereby to the Property

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          to the reasonable satisfaction of HP and causing as little inconvenience as reasonably possible) for all purposes in connection with the carrying out of any works providing any services or fulfilling the Landlord's obligations under this Lease and to share occupation to enable the Landlord to use or operate any items of plant or equipment owned by the Landlord situated from time to time in the Property and causing as little inconvenience as reasonably possible;

  3 the right of free passage and running of water soil gas and electricity through the Service Media within the Property.


          THE COMMON SEAL OF                  }                          [SEAL]
          BRITISH AIRWAYS PLC was             }
          hereunto affixed in the presence of:}

          /s/  [ILLEGIBLE]
          ----------------
          ASSISTANT
          SECRETARY


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